WEITZ SERIES FUND, INC.

Hickory Fund

Q U A R T E R L Y

R E P O R T

December 31, 2002

One Pacific Place, Suite 600
1125 South 103 Street
Omaha, Nebraska, 68124-6008

402-391-1980
800-232-4161
402-391-2125 FAX

www.weitzfunds.com
NASDAQ symbol: WEHIX

WEITZ SERIES FUND, INC. — HICKORY FUND
Performance Since Inception

The following table summarizes performance information for the Fund as compared to the S&P 500 over the periods indicated. The table also sets forth average annual total return data for the Fund for the one and five year periods ended December 31, 2002, and for the period since inception, calculated in accordance with the SEC standardized formulas.

Period Ended	Hickory Fund	S&P 500	Difference Hickory Fund – S&P 500

Dec. 31, 2002	-29.3%	-22.1%	-7.2%

Dec. 31, 2001	-4.6	-11.8	7.2

Dec. 31, 2000	-17.2	-9.1	-8.1

Dec. 31, 1999	36.7	21.0	15.7

Dec. 31, 1998	33.0	28.6	4.4

Dec. 31, 1997	39.2	33.4	5.8

Dec. 31, 1996	35.4	22.9	12.5

Dec. 31, 1995	40.5	37.5	3.0

Dec. 31, 1994	-17.3	1.3	-18.6

Dec. 31, 1993 (9 months)	20.3	5.5	14.8

Since Inception (April 1, 1993)
Cumulative	166.9	134.2	32.7

Compound Annual
Average Return	10.6	9.1	1.5

The Fund’s average annual total return for the one and five years ended December 31, 2002, and for the period since inception (April 1, 1993) was -29.3%, 0.3% and 10.6%, respectively. The returns assume redemption at the end of each period and reinvestment of dividends.

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WEITZ SERIES FUND, INC. — HICKORY FUND

The chart below depicts the change in the value of a $25,000 investment for the period since inception of the Hickory Fund (April 1, 1993) through December 31, 2002, as compared with the growth of the Standard & Poor’s 500 Index during the same period. The Standard & Poor’s Index is an unmanaged index consisting of 500 companies generally representative of the market for stocks of large-size U.S. companies. The information assumes reinvestment of dividends and capital gains distributions. A $25,000 investment in the Hickory Fund on April 1, 1993, would have been valued at $66,725 on December 31, 2002.

Average Annual Total Returns

	1-Year	5-Years	Since Inception (April 1, 1993)

Hickory Fund	-29.3%	0.3%	10.6%
Standard & Poor’s 500 Index	-22.1%	-0.6%	9.1%

This information represents past performance of the Hickory Fund and is not indicative of future performance. The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

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WEITZ SERIES FUND, INC. — HICKORY FUND
December 31, 2002 – Quarterly Report

January 11, 2003

Dear Fellow Hickory Fund Shareholder:

              This is my first letter to Hickory shareholders since becoming your portfolio manager on January 1st of this year. I have been a Hickory Fund investor since the Fund was started in 1993 and have known many of the shareholders for years. Many Hickory shareholders are also investors in the Value and Partners Value Funds that I manage, so I feel at home here and look forward to working with you over the years.

              This report covers the 4th calendar quarter of 2002, so we will review the results and show the portfolio as it stood on 12/31/02. However, since there have been several changes in the portfolio since the first of the year, we will focus more on how we are repositioning the Fund.

Investment Results

              In spite of a strong 4th quarter (+13.0%), Hickory was down 29.3% for calendar year 2002. This compares to -22.1% for the S&P 500. Hickory has been managed as a concentrated portfolio without regard to interim volatility, and although the longer-term results have been good, concentration worked against it during the bear market of the last 3 years. The largest single culprit in 2002 was Adelphia Communications. This case of apparent fraud by the founding Rigas family cost Hickory over 9% of the Fund’s 1/1/02 capital. Several other companies like Capital One, Charter Communications, and some of the smaller wireless telephone providers showed good growth in their businesses during the year, but their stocks were severely depressed because of investors’ fears about their balance sheets and the creditworthiness of their customers.

              The table on page 2 shows annual returns for the Hickory Fund since its inception in 1993 compared to the S&P 500. The table below shows returns for the last one, three, and five years as well as the 9 3/4 years since inception for Hickory as well as the S&P (its primary benchmark), the Russell 2000 (smaller companies), Nasdaq (a proxy for technology stocks), and the average growth fund (according to Lipper Analytical Services). (All numbers assume reinvestment of dividends and are calculated after deducting all expenses except the “since inception” Nasdaq number for which reinvested dividend information was not available.)

	Average Annual Total Returns

	1-Year	3-Years	5-Years	Since Inception

Weitz Hickory Fund	-29.3%	-17.7%	0.3%	10.6%
S&P 500	-22.1	-14.5	-0.6	9.1
Russell 2000	-20.5	-7.5	-1.4	N/A
Nasdaq	-31.3	-30.8	-2.9	6.5
Average Growth Fund*	-25.0	-15.4	-1.4	7.5
* Source: Lipper Analytical Services

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New Portfolio Manager—What to Expect

              Portfolio Concentration. The Hickory Fund is classified as a “non-diversified” fund for purposes of the Investment Company Act of 1940. This means that it is allowed (though not required) to concentrate more of the Fund’s assets in fewer stocks than a “diversified” fund. Hickory has historically held 25-40 stocks, with assets heavily weighted to the top 10 holdings. At 12/31/02, 68% of assets were in the top 10 holdings and 92% were in the top 20.

              Going forward, our intention is to keep Hickory more concentrated than our Value and Partners Value Funds, but we would expect some increase in diversification and some moderation in the sizes of the top 10 positions. We will continue to hold some large individual positions in the case of particularly attractive issues, but in situations where an entire group of similar businesses is cheap, we may buy several of them to moderate individual company risk. For example, when the Federal Reserve raised rates in 1999, investors sold all bank stocks and many of them became very undervalued. In our other funds, we bought several different bank stocks so that credit or other problems of an individual bank would not have a disproportionate impact on our portfolio.

              Size of Companies in the Portfolio. Hickory has been characterized by others as a “small-cap” or “mid-cap” fund. In looking for investments for all of our funds, we have often been drawn to small and mid-sized companies and this may well be the case in the future. Smaller companies are particularly appropriate for Hickory because its small size allows us to take meaningful positions in more thinly traded stocks. However, investors should understand that we look for bargain-priced companies of any size. Thus, if the best values are available in large-cap stocks, we hope shareholders will be pleased with our flexibility.

              Tax-Sensitivity—Future Use of Tax Losses. At 12/31/02, Hickory’s total net assets of $195 million had a cost basis of $377 million. These unrealized losses of $182 million, along with (realized) tax loss carryforwards of $20 million have considerable potential value for shareholders. As we generate capital gains in the future, we should be able to “shelter” $202 million of those gains.

              Hickory Remains Closed to New Investors. Hickory was closed in 1998 after it grew from $20 million to $500 million in 8 months. We feared that investors were over-reacting to a period of strong results and that size could be the enemy of future performance for a fund that favored concentrated positions in smaller companies. Four years later, with assets around $200 million, size is no longer an issue, but we have decided to leave the Fund closed for now. However, the Board of Directors will consider the subject of re-opening the Fund from time to time.

              Investment Philosophy—Our Approach to Value Investing. When any of us at Weitz & Co. look for investment ideas for our stock funds, we have a few simple working assumptions: (a) shares of stock represent partial ownership in real businesses; (b) stock prices diverge—sometimes dramatically—from underlying business values, but price and value eventually converge; and (c) if we buy shares in strong, growing companies at a discount to their underlying business values, our long-term investment results should be good. However, each portfolio manager has different industry preferences and tolerance for risk, so as the new manager, I am making several changes in the portfolio.

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              The enclosed interview with The Wall Street Transcript* may be helpful to shareholders who are not familiar with our other stock funds (Value and Partners Value). The interview includes a discussion of our investment philosophy and “process.” It also covers some of Hickory’s stock holdings. The Hickory Fund will not become a clone of either of the other two funds, but it will reflect the same value investing approach.

              Hickory Portfolio Re-Positioning. Generally speaking, industry weightings should not change dramatically, but some individual stocks will be replaced and some positions will be trimmed. In telecom, we are reducing exposure to “emerging” carriers (Level 3) and small wireless providers (Western Wireless) and adding to rural wireline companies that face less competition (Citizens Communications). In financial services, we are reducing exposure to sub-prime lending (Americredit, Capital One) and adding to companies in good positions to take advantage of current turmoil in the capital markets (Berkshire Hathaway). We have also added Host Marriott and Park Place Entertainment in the real estate/resort arena. Some existing holdings are being trimmed to more comfortable position sizes (Mail-Well) and other very small positions in stocks with promise are being eliminated because they are too small to have an impact on the portfolio. In short, the investment philosophy should remain the same while the portfolio management tactics are expected to be somewhat less aggressive.

Shareholder Information Meeting—Tuesday, May 27th

              Every year we meet with shareholders to talk about investing and to answer questions. This year’s meeting will be on Tuesday, May 27th at 4:30 at the Scott Conference Center in Omaha. Please mark your calendars and plan to be with us.

              In the meantime, if you have questions about Hickory, or about any of our other funds, please feel free to call our client service representatives. We would like our shareholders to be as well informed as possible about their investment.

Sincerely,

Wallace R. Weitz Portfolio Manager

* In this letter, Wally refers to a recent interview with The Wall Street Transcript. It was mailed to shareholders with this quarterly report, and copies are available on our web site or by calling one of our client service representatives.

Portfolio composition is subject to change at any time and references to specific securities, industries and sectors referenced in this letter are not recommendations to purchase or sell any particular security. See the Schedule of Investments in Securities included in this report for the percent of assets of the Fund invested in particular industries or sectors.

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WEITZ SERIES FUND, INC. — HICKORY FUND Schedule of Investments in Securities December 31, 2002 (Unaudited)

Shares or units		Cost	Value

	COMMON STOCKS — 95.1%
	Auto Services — 7.4%
875,700	Insurance Auto Auctions, Inc.*†	$11,150,808	$14,527,863

	Cable Television — 4.2%
2,703,393	Adelphia Communications Corp. CL A*#	27,708,189	229,788
6,711,900	Charter Communications, Inc. CL A*	31,687,584	7,920,042

		59,395,773	8,149,830

	Consumer Products and Services — 5.2%
1,785,400	Six Flags, Inc.*	23,021,924	10,194,634

	Diversified Industries — 0.2%
54,700	Lynch Corp.*	1,953,299	423,925
102,400	Morgan Group Holding Co.*	73,597	5,632

		2,026,896	429,557

	Financial Services — 12.2%
1,056,600	AmeriCredit Corp.*	12,997,947	8,178,084
50	Berkshire Hathaway, Inc. CL A*	3,493,400	3,637,500
400,000	Capital One Financial Corp.	9,903,482	11,888,000
3,435,400	Imperial Credit Industries, Inc.*@†	40,891,889	13,742

		67,286,718	23,717,326

	Health Care — 2.4%
150,000	Lincare Holdings, Inc.*	1,870,000	4,743,000

	Home Builders — 2.7%
300,000	D.R. Horton, Inc.	7,330,300	5,205,000

	Information Services — 0.7%
78,500	Costar Group, Inc.*	1,550,105	1,448,325

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WEITZ SERIES FUND, INC. — HICKORY FUND Schedule of Investments in Securities, Continued

Shares or units		Cost	Value

	Media and Entertainment — 6.9%
1,497,000	Liberty Media Corp. - A*	$18,773,009	$13,383,180

	Metal Processing and Fabrication — 2.2%
129,000	Quanex Corp.	1,924,035	4,321,500

	Printing Services — 6.1%
4,757,000	Mail-Well, Inc.*†	41,720,131	11,892,500

	Real Estate Investment Trusts — 17.7%
109,035	Medical Office Properties, Inc.#	2,175,248	1,090,350
879,332	Newcastle Investment Holdings Corp.†#	15,432,206	15,827,976
455,329	NovaStar Financial, Inc.	4,769,497	14,128,859
123,900	Redwood Trust, Inc.	2,445,532	3,432,030

		24,822,483	34,479,215

	Retail Discount — 0.9%
130,100	Big Lots, Inc.*	1,813,425	1,721,223

	Satellite Services — 1.3%
2,530,900	Loral Space & Communications, Ltd.*	17,191,281	1,088,287
348,200	Orbital Sciences Corp.*	4,415,218	1,469,404

		21,606,499	2,557,691

	Telecommunications Services — 17.0%
1,840,932	Centennial Communications Corp.*	6,875,330	4,804,833
2,134,590	Level 3 Communications, Inc.*	16,796,914	10,459,491
102,400	Lynch Interactive Corp.*	2,684,651	2,713,600
357,400	Rural Cellular Corp. CL A*	14,965,978	303,790
128,600	Sunshine PCS Corp. CL A*	27,284	38,580
2,808,700	Western Wireless Corp. CL A*	26,250,054	14,886,110

		67,600,211	33,206,404

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WEITZ SERIES FUND, INC. — HICKORY FUND Schedule of Investments in Securities, Continued

Shares or units		Cost	Value

	Temporary Employment Services — 8.0%
2,434,300	Labor Ready, Inc.*†	$16,024,218	$15,628,206

	Total Common Stocks	367,916,535	185,605,454

	Warrants — 0.2%
211,974	Orbital Sciences Corp., Expiring 8/31/04*	0	313,722

	SHORT-TERM SECURITIES — 4.6%
9,017,626	Wells Fargo Government Money Market Fund	9,017,626	9,017,626

	Total Investments in Securities	$376,934,161	194,936,802

	Other Assets Less Liabilities — 0.1%		278,237

	Total Net Assets — 100%		$195,215,039

	Net Asset Value Per Share		$18.42

*	Non-income producing
†	Non-controlled affiliate
#	Restricted and/or illiquid security
@	152,949 warrants of Imperial Credit Industries were received during the fiscal year ended 3/31/02 as a result of a class action settlement related to a previously owned subsidiary. The warrants currently have no value or cost assigned to them.

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Board of Directors
Lorraine Chang
John W. Hancock
Richard D. Holland
Thomas R. Pansing, Jr.
Delmer L. Toebben
Wallace R. Weitz

Officers
Wallace R. Weitz, President
Mary K. Beerling, Vice-President & Secretary
Linda L. Lawson, Vice-President

Investment Adviser
Wallace R. Weitz & Company

Distributor
Weitz Securities, Inc.

Custodian
Wells Fargo Bank Minnesota, National Association

Transfer Agent and Dividend Paying Agent
Wallace R. Weitz & Company

Sub-Transfer Agent
National Financial Data Services, Inc.

This report has been prepared for the information of shareholders of Weitz Series Fund, Inc. —Hickory Fund. For more detailed information about the Fund, its investment objectives, management, fees and expenses, please see a current prospectus. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

1/24/03